SEASONS SERIES TRUST
Supplement to the Prospectus dated July 27, 2009
Effective January 1, 2010, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for Thornburg Investment Management, Inc. with respect to the Focus Growth and Income Portfolio is amended to delete all references to William V. Fries. W. Vinson Walden will continue to serve as portfolio manager for the Portfolio.
Dated: January 4, 2010
Versions: Version 3 Class 2; Version 4 Class 3; and Combined Master

SEASONS SERIES TRUST
Statement of Additional Information
dated July 27, 2009
Effective, January 1, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to Thornburg Investment Management, Inc., the disclosure with respect to William V. Fries is deleted in its entirety.
Dated: January 4, 2010